UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2011

AVI BioPharma, Inc.

(Exact name of registrant as specified in its charter)

Oregon	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3450 Monte Villa Parkway, Suite 101

Bothell, WA 98021

(Address of principal executive offices, including zip code)

(425) 354-5038

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On Monday, June 13, 2011, AVI BioPharma, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”) at 2:00 p.m., PDT, at the Country Inn, 19333 North Creek Parkway, Bothell, Washington 98011. As of the close of business on May 5, 2011, the record date for the 2011 Annual Meeting, there were 135,564,651 shares of common stock entitled to vote at the meeting. 117,521,484 shares of common stock were present in person or by proxy at the meeting (86.69%), which constituted a quorum for the transaction of business.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company’s board of directors (the “Board”), upon recommendation of its compensation committee (the “Committee”), previously approved, subject to shareholder approval, the Company’s 2011 Equity Incentive Plan (the “2011 Plan”). At the 2011 Annual Meeting, the Company’s shareholders approved the 2011 Plan. There will be no further grants under the Company’s prior company-wide equity plan, the 2002 Equity Incentive Plan (the “2002 Plan”), but termination of the 2002 Plan will not affect outstanding awards previously issued pursuant to the 2002 Plan. The purposes of the 2011 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to individuals who perform services for the Company, and to promote the success of the Company’s business. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and performance units.

The maximum aggregate number of shares that may be issued under the 2011 Plan is 13,000,000, plus any shares reserved but not issued under the 2002 Plan, up to a maximum of 2,072,457 shares. In addition, shares subject to outstanding awards under the 2002 Plan that expire or otherwise terminate without having been exercised in full, or are forfeited to or repurchased by the Company, will be available for issuance under the 2011 Plan, up to a maximum of 11,086,073 shares. Additional information regarding the 2011 Plan is contained in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 20, 2011 (the “Proxy Statement”).

In connection with the Board’s approval of the 2011 Plan and upon recommendation of the Committee, the Board approved a form of stock option award agreement (the “Option Agreement”) and a form of notice of grant of restricted stock (the “Stock Agreement”) for use with the 2011 Plan. The Option Agreement and Stock Agreement set forth the standard terms and conditions that apply to grants of stock options and restricted stock, respectively, pursuant to the 2011 Plan.

The foregoing description is not a complete summary of the terms of the 2011 Plan, Option Agreement and Stock Agreement, and is qualified in its entirety by the terms of each of the 2011 Plan, Option Agreement and Stock Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the 2011 Annual Meeting and the number of votes cast for, against or withheld (or, with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the number of votes cast for one year, two years or three years or withheld), as well as the number of abstentions and broker non-votes, as to each such matter. The matters voted upon were as follows:

1.	The election of three Group II directors for two-year terms.

Name of Nominee	For	Withheld	Broker Non-Votes
M. Kathleen Behrens, Ph.D.	47,022,516	2,183,306	68,315,662
Anthony Chase	47,454,350	1,751,472	68,315,662
John Hodgman	46,576,261	2,629,561	68,315,662

Pursuant to the foregoing votes, the nominees listed above were elected to serve on the Board. There were no additional director nominations brought before the meeting.

2.	Approval of the adoption of the 2011 Plan.

For	Against	Abstain	Broker Non-Votes
41,233,399	7,758,831	213,592	68,315,662

Pursuant to the foregoing votes, the adoption of the 2011 Plan was approved.

3.	Approval of the 2010 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
43,616,164	5,203,148	386,510	68,315,662

Pursuant to the foregoing votes, the 2010 compensation of the Company’s named executive officers was approved.

4.	Approval of the frequency of the advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
23,831,530	1,747,037	22,936,323	690,932	68,315,662

Based on the recommendation of the Company’s shareholders, the Board has determined that it will include annually in the proxy materials an advisory vote on the compensation of its named executive officers until the next vote on the frequency of shareholder votes on the compensation of named executive officers is held.

5.	Ratification of the form of indemnification agreement to be entered into with the Company’s current and future directors.

For	Against	Abstain	Broker Non-Votes
105,953,537	7,708,599	3,859,348	—

Pursuant to the foregoing votes, the form of indemnification agreement to be entered into with the Company’s current and future directors was ratified.

6.	Approval of the Fourth Restated and Amended Articles of Incorporation, to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000.

For	Against	Abstain	Broker Non-Votes
97,642,179	16,214,912	3,664,393	—

Pursuant to the foregoing votes, the Fourth Restated and Amended Articles of Incorporation were approved.

7.	Ratification of the selection of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes
116,371,406	887,954	262,124	—

Pursuant to the foregoing votes, the selection of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2011 was ratified.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	AVI BioPharma, Inc. 2011 Equity Incentive Plan.
10.2	Form of Stock Option Award Agreement under the 2011 Equity Incentive Plan.
10.3	Form of Notice of Grant of Restricted Stock under the 2011 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVI BioPharma, Inc.

By:	/s/ Christopher Garabedian
Christopher Garabedian
President and Chief Executive Officer

Date: June 16, 2011

EXHIBIT INDEX

Exhibit Number	Description
10.1	AVI BioPharma, Inc. 2011 Equity Incentive Plan.
10.2	Form of Stock Option Award Agreement under the 2011 Equity Incentive Plan.
10.3	Form of Notice of Grant of Restricted Stock under the 2011 Equity Incentive Plan.